Virtus Dynamic AlphaSector® Fund,

a series of Virtus Opportunities Trust

Supplement dated August 26, 2014 to the

Summary Prospectus and the Virtus Opportunities Trust Statutory Prospectus,

each dated January 31, 2014

Important Notice to Investors

The second paragraph under “Principal Investment Strategies” in the fund’s summary prospectus and the summary section of the statutory prospectus is hereby replaced with the following:

The fund intends to employ leverage on its long positions in circumstances where the fund has determined to take long positions representing four or more sectors. Leverage may be generated through borrowings, cash collateral received under securities lending arrangements, or derivative transactions. The fund intends to take short positions in sectors projected to have negative absolute performance, up to approximately 5.5% of the fund’s net assets, for each such sector. In the event that all nine sectors are projected to have negative absolute performance, the fund may take short positions worth up to 50% of the fund’s net assets, with the remainder of the fund’s assets remaining in cash and cash equivalents.

The following disclosure is hereby added to the fund’s summary prospectus and the summary section of the statutory prospectus under “Principal Risks:”

Derivatives. The risk that the fund will incur a loss greater than the fund’s investment in, or will experience greater share price volatility as a result of investing in, a derivative contract. Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or to attempt to increase yield.

On page 151 of the fund’s statutory prospectus, the third paragraph under “Principal Investment Strategies” is hereby replaced with the following:

The fund intends to employ leverage on its long positions in circumstances where the fund has determined to take long positions representing four or more sectors. Leverage may be generated through borrowings, cash collateral received under securities lending arrangements, or derivative transactions. With respect to leverage in the form of borrowings, the aggregate amount of leverage being used by the fund at any time will depend on the number of sectors in which the fund takes a long position, with the maximum amount of leverage being used where the fund takes long positions in all nine sectors. In that event, the amount of leverage utilized for the strategy will not exceed 33-1/3% of the fund’s net assets. With respect to leverage generated through securities lending, to the extent potential borrowers do not wish to borrow the fund’s securities, no cash collateral would be provided to the fund in order to generate leverage.

Additionally, the chart in the section “More Information About Risks Related to Principal Investment Strategies” is hereby amended to include an “X” in the row entitled “Derivatives” to indicate that such risk is applicable to the fund.

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020/DASF-PIS&RChanges (8/14)

Virtus Dynamic AlphaSector® Fund,

a series of Virtus Opportunities Trust

Supplement dated August 26, 2014 to the

Statement of Additional Information (“SAI”) dated January 31, 2014

Important Notice to Investors

The first paragraph under the heading “Securities Lending” in the section “More Information About Fund Investment Strategies and Principal Risks” in the SAI is hereby replaced with the following:

Subject to certain investment restrictions, each Fund may, subject to the Trustees’ and Trust Treasurer’s approval, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Except with respect to Virtus Dynamic AlphaSector Fund, any cash collateral will be invested in short-term securities that will increase the current income of the Fund lending its securities. For Virtus Dynamic AlphaSector Fund, any cash collateral will be invested in additional portfolio securities. A Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the Fund is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. A Fund may pay reasonable fees to persons unaffiliated with the Trust for services in arranging such loans.

Investors should retain this supplement with the SAI for future reference.

VOT 8020/DASF-PIS&RChanges (8/14)